Delaware Group Income Funds
Delaware Corporate Bond Fund

Proxy Results
(Unaudited)

--------
The shareholders of Delaware Group
Income Funds (the "Trust") approved
the following proposals at the
special meeting of shareholders on
March 23, 2005 or as adjourned. The
description of each proposal and
number of shares voted are as
follows:

1.	To elect a Board of Trustees
for the Trust (shareholders of all
series of the Trust voting
together).


Shares Voted For
Shares Voted Withhold Authority
Thomas L. Bennett
126,322,690.322
3,381,111.424
Jude T. Driscoll
126,366,861.185
3,336,940.561
John A. Fry
126,364,420.887
3,339,380.859
Anthony D. Knerr
126,346,918.478
3,356,883.268
Lucinda S. Landreth
126,306,716.017
3,397,085.729
Ann R. Leven
126,321,973.020
3,381,828.726
Thomas F. Madison
126,333,930.480
3,369,871.266
Janet L. Yeomans
126,366,783.973
3,337,017.773
J. Richard Zecher
126,314,904.454
3,388,897.292

2.	To approve the use of a
"manager of managers" structure
whereby the investment manager of
the Fund will be able to hire and
replace subadvisers without
shareholder approval.


For
Against
Abstain
Broker
Non-Votes
Delaware Corporate Bond Fund
27,758,199.273
1,025,969.788
508,516.921
6,637,238.000


Delaware Delchester Fund

Proxy Results
(Unaudited)

--------
The shareholders of Delaware Group
Income Funds (the "Trust") approved
the following proposals at the
special meeting of shareholders on
March 23, 2005 or as adjourned. The
description of each proposal and
number of shares voted are as
follows:

1.	To elect a Board of Trustees
for the Trust (shareholders of all
series of the Trust voting
together).


Shares Voted For
Shares Voted Withheld Authority
Thomas L. Bennett
126,322,690.322
3,381,111.424
Jude T. Driscoll
126,366,861.185
3,336,940.561
John A. Fry
126,364,420.887
3,339,380.859
Anthony D. Knerr
126,346,918.478
3,356,883.268
Lucinda S. Landreth
126,306,716.017
3,397,085.729
Ann R. Leven
126,321,973.020
3,381,828.726
Thomas F. Madison
126,333,930.480
3,369,871.266
Janet L. Yeomans
126,366,783.973
3,337,017.773
J. Richard Zecher
126,314,904.454
3,388,897.292

2.	To approve the use of a
"manager of managers" structure
whereby the investment manager of
the Fund will be able to hire and
replace subadvisers without
shareholder approval.


For
Against
Abstain
Broker
Non-Votes
Delaware Delchester Fund
51,547,458.934
3,713,488.536
3,075,566.812
9,956,879.000



Delaware Extended Duration Bond Fund

Proxy Results
(Unaudited)

--------
The shareholders of Delaware Group
Income Funds (the "Trust") approved
the following proposals at the
special meeting of shareholders on
March 23, 2005 or as adjourned. The
description of each proposal and
number of shares voted are as
follows:

1.	To elect a Board of Trustees
for the Trust (shareholders of all
series of the Trust voting
together).


Shares Voted For
Shares Voted Withheld Authority
Thomas L. Bennett
126,322,690.322
3,381,111.424
Jude T. Driscoll
126,366,861.185
3,336,940.561
John A. Fry
126,364,420.887
3,339,380.859
Anthony D. Knerr
126,346,918.478
3,356,883.268
Lucinda S. Landreth
126,306,716.017
3,397,085.729
Ann R. Leven
126,321,973.020
3,381,828.726
Thomas F. Madison
126,333,930.480
3,369,871.266
Janet L. Yeomans
126,366,783.973
3,337,017.773
J. Richard Zecher
126,314,904.454
3,388,897.292

2.	To approve the use of a
"manager of managers" structure
whereby the investment manager of
the Fund will be able to hire and
replace subadvisers without
shareholder approval.


For
Against
Abstain
Broker
Non-Votes
Delaware Extended Duration Bond Fund
6,966,849.465
296,204.550
148,509.357
3,351,586.000

Delaware High Yield Opportunities
Fund

Proxy Results
(Unaudited)

--------
The shareholders of Delaware Group
Income Funds (the "Trust") approved
the following proposals at the
special meeting of shareholders on
March 23, 2005 or as adjourned. The
description of each proposal and
number of shares voted are as
follows:

1.	To elect a Board of Trustees
for the Trust (shareholders of all
series of the Trust voting
together).


Shares Voted For
Shares Voted Withheld Authority
Thomas L. Bennett
126,322,690.322
3,381,111.424
Jude T. Driscoll
126,366,861.185
3,336,940.561
John A. Fry
126,364,420.887
3,339,380.859
Anthony D. Knerr
126,346,918.478
3,356,883.268
Lucinda S. Landreth
126,306,716.017
3,397,085.729
Ann R. Leven
126,321,973.020
3,381,828.726
Thomas F. Madison
126,333,930.480
3,369,871.266
Janet L. Yeomans
126,366,783.973
3,337,017.773
J. Richard Zecher
126,314,904.454
3,388,897.292

2.	To approve the use of a
"manager of managers" structure
whereby the investment manager of
the Fund will be able to hire and
replace subadvisers without
shareholder approval.


For
Against
Abstain
Broker
Non-Votes
Delaware High Yield Opportunities
Fund
10,929,038.953
573,330.780
462,494.377
2,725,471.000